Reorganization	12 Months Ended
Dec. 31, 2023
Disclosure of reorganization [abstract]
Reorganization
2.
REORGANIZATION

The Separation was completed pursuant to a statutory plan of arrangement (the "Arrangement"). Under the terms of the Arrangement, Old LAC contributed to New LAC, the assets of LAC North America, including Thacker Pass, investments in shares of certain companies, its receivable of $43.6 million plus accrued interest to October 3, 2023 and cash of $275.5 million (which included the remaining unspent proceeds of the Tranche 1 Investment and $75 million to establish sufficient working capital). Each shareholder of Old LAC was granted one common share in Lithium Argentina and one common share of New LAC in exchange for each Old LAC share, resulting in two independent publicly traded companies. The Separation was pro rata to the shareholders of Old LAC, so that the holders maintained the same proportionate interest in Old LAC (and, upon the Separation, Lithium Argentina's) and New LAC both immediately before and after the Separation.

As the Separation was completed before the closing of the Tranche 2 Investment, the Tranche 2 agreement between GM and Old LAC was terminated on October 3, 2023 and replaced by a corresponding subscription agreement between GM and New LAC (the "Tranche 2 Investment Agreement") (see Note 11) such that the proceeds will be received by the Company.

As part of the Separation, an investors rights agreement and an agreement to supply GM with lithium carbonate production from Thacker Pass (the "Offtake Agreement") were assigned by Old LAC to the Company.

Share transactions pursuant to the Arrangement are as follows:

$
Cash transferred to establish sufficient working capital pursuant to the Arrangement	75,000
Loan from former parent contributed pursuant to the Arrangement	46,258
Share issuance costs pursuant to the Arrangement	(7,479)
113,779